UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2020

Summit Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36866	Pending
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 514-7149

Summit Therapeutics plc

136a Eastern Avenue, Milton Park, Abingdon, Oxfordshire OX14 4SB, United Kingdom

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

This Current Report on Form 8-K is being filed for purposes of giving notice that Summit Therapeutics Inc., a Delaware corporation (“New Summit”), has become the successor issuer to Summit Therapeutics plc, a public limited company incorporated in England and Wales (“Old Summit”), pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such succession occurred following the effectiveness, on September 18, 2020 (the “Effective Time”), of a United Kingdom court-approved scheme of arrangement (the “Scheme of Arrangement”) in which every five ordinary shares, £0.01 par value per share, of Old Summit (the “Old Summit Ordinary Shares”) were exchanged for one share of common stock, $0.01 par value per share, of New Summit (the “New Summit Common Stock”), which resulted in New Summit becoming the holding company of Old Summit and its subsidiaries.

Item 1.01	Entry into a Material Definitive Agreement.

New Warrants

As of the Effective Time, the warrant instruments to purchase Old Summit Ordinary Shares granted by Old Summit to certain investors, including the principal stockholder and chief executive officer of New Summit, Robert Duggan (the “Old Investor Warrants”), and the portions of the warrants to purchase Old Summit Ordinary Shares initially granted by Old Summit to Maky Zanganeh & Associates, Inc. (the “Old Consultant Warrants” and together with the Old Investor Warrants, the “Old Warrants”) that had vested as of the termination on June 30, 2020 of the related consulting agreement (the “Consulting Agreement”) were exchanged automatically in consideration of the grant of new warrants by New Summit which, in the opinion of the board of directors of Old Summit, are equivalent to the Old Warrants, but relate to the New Summit Common Stock.

The exercise price of the warrants to purchase up to 5,261,350 shares of New Summit Common Stock granted in exchange for the Old Investor Warrants (the “New Investor Warrants”) is $1.58 per share of common stock (the “Exercise Price”). The New Investor Warrants are exercisable until December 24, 2029. New Summit may by written notice require each holder of the New Investor Warrants to exercise some or all of the New Investor Warrants, provided that: (i) New Summit may not give such notice prior to December 24, 2022; (ii) as of the date of such notice, shares of New Summit Common Stock are listed on the Nasdaq Global Market (“Nasdaq”); and (iii) as of the date of such notice, the reported ten-day volume weighted average price of shares of New Summit Common Stock as reported on Nasdaq represents a premium equivalent to at least 50% over the Exercise Price.

The exercise price of the warrants to purchase up to 559,787 shares of New Summit Common Stock granted in exchange for the vested portions of the Old Consultant Warrants (the “New Consultant Warrants” and together with the New Investor Warrants, the “New Warrants”) is $1.44 per share of common stock. The New Consultant Warrants will lapse, among other events, on June 30, 2025, the fifth anniversary of the termination of the Consulting Agreement.

The foregoing descriptions of the New Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the New Investor Warrants and the New Consultant Warrants, the forms of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Indemnification Agreement

As of the Effective Time, the Board of Directors of New Summit (the “New Summit Board”) adopted a form of indemnification agreement to be entered into with the directors and officers of New Summit (the “Indemnification Agreement”). The Indemnification Agreement provides that, subject to the provisions of the Delaware General Corporation Law (the “DGCL”), New Summit is required, among other things, to indemnify its directors and officers for certain expenses, including attorneys’ fees, retainers, court costs, travel expenses, and other disbursements or expenses of the types customarily incurred in connection with investigations, judicial or administrative proceedings or appeals incurred by a director or officer of New Summit in any action or proceeding arising out of his or her service as a director or officer of New Summit.

The foregoing description of the Indemnification Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 18, 2020, at the Effective Time of the Scheme of Arrangement, Old Summit completed the company’s redomiciliation from the United Kingdom to Delaware. In connection with the completion of the Scheme of Arrangement, New Summit acquired all of the issued share capital of Old Summit in exchange for the issuance of the New Summit Common Stock and became the publicly-traded parent company of Old Summit and its subsidiaries. It is expected that trading in the New Summit Common Stock on the Nasdaq Global Market will commence on September 21, 2020 under the ticker symbol “SMMT”, which was the symbol for the Old Summit American Depositary Shares prior to the completion of the Scheme of Arrangement.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Scheme of Arrangement, as of the Effective Time, New Summit issued an aggregate of 67,231,903 shares of New Summit Common Stock in exchange for the entire issued share capital of Old Summit in a transaction exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended. No cash was paid for these shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Old Summit Plans

As of the Effective Time, New Summit assumed Old Summit’s obligations under its 2016 Long Term Incentive Plan, the 2005 Enterprise Management Incentive Scheme and other arrangements under which incentives in relation to Old Summit Ordinary Shares were agreed with directors and/or consultants to Old Summit or its subsidiaries before the Effective Time (collectively, the “Old Summit Plans”) and replaced all equity awards granted under the Old Summit Plans with equivalent equity awards for New Summit Common Stock.

2020 Stock Incentive Plan

As of the Effective Time, New Summit’s 2020 Stock Incentive Plan (the “2020 Plan”), became effective. The 2020 Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. The number of shares of New Summit Common Stock that will be reserved for issuance under the 2020 Plan will be the sum of (1) 8,000,000 shares; plus (2) the number of shares (up to a maximum of 5,000,000 shares) as is equal to the number of shares of New Summit Common Stock subject to awards granted by Old Summit prior to the Effective Time pursuant to the Old Summit Plans and assumed or replaced by New Summit on or following the Effective Time that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by New Summit at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021 and continuing until, and including, the fiscal year ending December 31, 2030, equal to the least of (i) 6,400,000 shares of New Summit Common Stock (ii) four (4) percent of the number of shares of New Summit Common Stock outstanding on such date, and (iii) an amount determined by the New Summit Board. Any or all of the shares of New Summit Common Stock available for issuance under the 2020 Plan may be issued as incentive stock options.

2020 Employee Stock Purchase Plan

As of the Effective Time, New Summit’s 2020 Employee Stock Purchase Plan (the “2020 ESPP” and together with the 2020 Plan, the “New Summit Plans”) became effective. The 2020 ESPP will be administered by the New Summit Board or by a committee appointed by the New Summit Board. The 2020 ESPP initially provides participating employees with the opportunity to purchase up to an aggregate of 1,000,000 shares of New Summit Common Stock, subject to specified limitations. The number of shares of New Summit Common Stock reserved for issuance under the 2020 ESPP will automatically increase on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2021 and continuing for each fiscal year until, and including the fiscal year commencing on, January 1, 2030, in an amount equal to the lowest of (1) 1,600,000 shares of New Summit Common Stock, (2) one (1) percent of the number of shares of New Summit Common Stock outstanding on such date, and (3) an amount determined by the New Summit Board.

The foregoing descriptions of the New Summit Plans do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the 2020 Plan and the 2020 ESPP, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2020, New Summit filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the Effective Time. The New Summit Board and its stockholder previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the Effective Time. The amended and restated bylaws of New Summit (the “Amended and Restated Bylaws”), which were previously approved by the New Summit Board, became effective upon the Effective Time.

The following descriptions of the Restated Certificate and the Amended and Restated Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Restated Certificate and the Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Description of Capital Stock

New Summit is authorized to issue 250,000,000 shares of common stock, $0.01 par value per share and 20,000,000 shares of preferred stock, $0.01 par value per share.

Common Stock

Under the Restated Certificate, holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders and do not have cumulative voting rights. An election of directors by the stockholders of New Summit shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by the New Summit Board, subject to any preferential dividend or other rights of outstanding preferred stock.

Upon New Summit’s dissolution or liquidation, the holders of common stock are entitled to receive proportionately New Summit’s net assets available after the payment of all debts and other liabilities and subject to the preferential or other rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. New Summit’s outstanding shares of common stock are fully paid and nonassessable. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which New Summit may designate and issue in the future.

Preferred Stock

Under the Restated Certificate, the New Summit Board is authorized to issue shares of preferred stock in one or more series without stockholder approval. The New Summit Board has the discretion to determine the designations, rights, preferences, privileges, qualifications, limitations and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock.

The purpose of authorizing the New Summit Board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of New Summit’s outstanding voting stock. New Summit has no present plans to issue any shares of preferred stock, and no shares of preferred stock are currently outstanding.

Delaware Law, Certificate of Incorporation and Bylaw Provisions

The Restated Certificate provides that New Summit’s directors shall be elected at each annual meeting of stockholders and that each director elected to the New Summit Board shall hold office until the next annual meeting of stockholders. The term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal. In addition, the Restated Certificate provides that New Summit’s directors may be removed with or without cause by the affirmative vote or written consent of the majority of shares of capital stock entitled to vote. Any vacancy on the New Summit Board may only be filled by vote of a majority of New Summit’s stockholders entitled to vote in an election of directors, a majority of New Summit’s directors then in office or by a sole remaining director.

The Restated Certificate provides that any action required or permitted to be taken by New Summit’s stockholders at an annual meeting or special meeting of stockholders may be taken if it is properly brought before the meeting or by written action in lieu of a meeting. The Restated Certificate further provides that special meetings of the stockholders may only be called by the New Summit Board or the Secretary of New Summit upon the written request of the holders of at least twenty-five percent (25%) of the shares of capital stock entitled to vote. Under the Amended and Restated Bylaws, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with advance notice requirements.

The Restated Certificate contains provisions permitted under the DGCL relating to the liability of directors. The provisions eliminate a director’s liability for monetary damages for a breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. Further, the Restated Certificate contains provisions to indemnify New Summit’s directors and officers to the fullest extent permitted by the DGCL. New Summit believes that these provisions will assist New Summit in attracting and retaining qualified individuals to serve as directors and officers.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As of the Effective Time, New Summit has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of New Summit. The Code of Business Conduct and Ethics is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated in this Item 5.05 by reference.

Item 8.01	Other Events.

Effectiveness of Scheme of Arrangement

On September 18, 2020, New Summit issued a press release announcing the effectiveness of the Scheme of Arrangement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Successor Issuer

In connection with the effectiveness of the Scheme of Arrangement, and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Summit is the successor issuer to Old Summit, and has succeeded to the attributes of Old Summit as the registrant. Shares of New Summit Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New Summit is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Securities and Exchange Commission (the “SEC”) using Old Summit’s SEC file number (001-36866). New Summit hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

It is expected that The Nasdaq Stock Market LLC will file a Form 25 and remove the Old Summit ADS from listing on the Nasdaq Global Market after the close of trading on September 18, 2020 and trading in the New Summit Common Stock on the Nasdaq Global Market will commence on September 21, 2020 under the ticker symbol “SMMT”, which was the symbol for the Old Summit ADSs prior to the completion of the Scheme of Arrangement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Restated Certificate of Incorporation of Summit Therapeutics Inc.

3.2	Amended and Restated Bylaws of Summit Therapeutics Inc.

4.1	Form of New Investor Warrants

4.2	Form of New Consultant Warrant

10.1	Form of Indemnification Agreement

10.2	2020 Stock Incentive Plan

10.3	2020 Employee Stock Purchase Plan

14.1	Code of Business Conduct and Ethics of Summit Therapeutics Inc.

99.1	Press Release, dated September 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: September 18, 2020	By:	/s/ Robert W. Duggan
Robert W. Duggan Chief Executive Officer